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                                                                   Exhibit 10.73

                              REVOLVING CREDIT NOTE

US$35,000,000                                                December 31, 1996



      FOR VALUE RECEIVED, MICROCELL MANAGEMENT, INC., a Delaware corporation ("Maker"), promises to pay to the order of LCC INTERNATIONAL, INC., a Delaware corporation ("Holder"), at 2300 Clarendon Boulevard, Suite 800, Arlington, Virginia 22201, or at such other place as the Holder hereof may from time to time designate in writing, the principal sum of Thirty-Five Million United States Dollars (US$35,000,000), or so much thereof as has been or may be advanced or readvanced to the Maker and remains outstanding pursuant to the terms and conditions of the Revolving Credit Facility (as hereinafter defined), together with accrued but unpaid interest thereon at the rate hereinafter provided, in accordance with the following:

      1. Interest. Commencing as of the date of each advance under the Revolving Credit Facility and continuing until repayment in full of all sums due hereunder, the unpaid principal sum shall bear interest at a rate per annum equal to the prime rate as published in the Wall Street Journal as in effect from time to time. Interest shall be computed on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed.

      2. Payments and Maturity. The unpaid principal sum, together with interest thereon at the rate provided above, shall be payable as follows:

            (a) Interest only on the unpaid principal sum shall be due and payable monthly, commencing on the first day of the month following the month in which this Revolving Credit Note is made, and on the first day of each month thereafter to maturity; and

            (b) Unless sooner paid, the unpaid principal sum, together with interest accrued and unpaid thereon, shall be due and payable upon the termination of the Revolving Credit Facility.

      The advances made by the Holder to the Maker, all payments made on account of principal hereof and all conversions of principal hereof, shall be recorded by the Holder on the grid attached hereto which is a part of this Revolving Credit Note. The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Revolving Credit Facility will not affect the continuing validity of this Revolving Credit Note or the Revolving Credit Facility, and the balance may be



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increased to the maximum principal sum of this Revolving Credit Note after any such reduction to zero.

      3. Prepayment. The Maker may prepay the outstanding principal sum in whole or in part at any time and from time to time without notice, premium or penalty.

      4. Revolving Credit Facility. This is the promissory note referred to in the Revolving Credit Facility and Security Agreement dated of even date herewith by and between the Maker and the Holder (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Revolving Credit Facility").

      5. Events of Default. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this Revolving Credit Note:

            (a) The failure of the Maker to pay to the Holder when due any and all amounts payable by the Maker to the Holder under the terms of this Revolving Credit Note, but only if the Maker fails to cure such default within thirty (30) days after the Holder shall have sent the Maker written notice of such default (to the Maker's last known address); or

            (b) The occurrence of an event of default under the Revolving Credit Facility.

      6. Remedies. Upon the occurrence of an Event of Default, at the option of the Holder, all amounts payable by the Maker to the Holder under the terms of this Revolving Credit Note shall immediately become due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

      7. Security. This Revolving Credit Note is secured pursuant to the Revolving Credit Facility and reference is made thereto for a statement of the terms and conditions of such security.

      8. Waiver. Maker hereby waives demand, presentment, protest, notice of demand, presentment, protest and nonpaymant. Maker also waives all rights to notice and hearing of any kind upon the occurrence of an Event of Default prior to the exercise by Holder of its rights to repossess the Collateral (as defined in the Revolving Credit Facility) without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing.

      9.    Miscellaneous.


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            (a) Any term or provision of this Revolving Credit Note that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Revolving Credit Note shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

            (b) This Revolving Credit Note may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought expressly referencing this Revolving Credit Note and such party's intent that such waiver, change, modification or discharge be effected.

            (c) This Revolving Credit Note shall be interpreted in accordance with the laws of the State of Delaware (other than the laws of the State of Delaware governing choice of law).

            (d) This Revolving Credit Note is not negotiable.

                                    MAKER:

                                    MICROCELL MANAGEMENT, INC.

                                    By:/S/  ALBERT F. GRIMES
                                       --------------------------
                                    Name:    Albert F. Grimes
                                    Title:   President


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                       ADVANCES AND PAYMENTS OF PRINCIPAL

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